10.3


                  INITIAL ADDITIONAL TERM LOAN PROMISSORY NOTE
                  --------------------------------------------

$750,000.00                                                      July ____, 2006
                                                      Philadelphia, Pennsylvania

         FOR VALUE RECEIVED, the undersigned, RONSON CORPORATION, a New Jersey corporation, RONSON CONSUMER PRODUCTS CORPORATION, a New Jersey corporation, and RONSON AVIATION, INC., a New Jersey corporation (individually and collectively, the "Company"), hereby, jointly and severally, promise to pay to the order of THE CIT GROUP/COMMERCIAL SERVICES, INC., As Agent ("CIT") for itself and for CIT FINANCIAL LTD., at its office located at 1211 Avenue of the Americas, 12th Floor, New York, New York 10036, in lawful money of the United States of America and in immediately available funds, the principal amount of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00), in sixty (60) equal consecutive monthly principal installments of $12,500.00 each with the first such installment due and payable on September 1, 2006 and subsequent installments (including the final installment) due and payable on the first day of each month thereafter until this Note is paid in full, subject to the payment and acceleration provisions set forth in the last paragraph of this Note.

         The Company further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8 of the Financing Agreement of even date herewith between the Company and CIT (the "Financing Agreement"). Capitalized terms used in this Note and defined in the Financing Agreement shall have the meanings given to such terms in the Financing Agreement unless otherwise specifically defined herein.

         This Note is a Promissory Note referred to in the Financing Agreement, evidences the Initial Additional Term Loan made to the Company thereunder, and is subject to, and entitled to, all provisions and benefits thereof, including optional and mandatory prepayment, in whole or in part, as provided therein.

         Notwithstanding any other provision of this Note to the contrary, upon the occurrence of any Event of Default specified in the Financing Agreement, or upon termination of the Financing Agreement for any reason, all amounts then remaining unpaid on this Note may become, or be declared to be, at the sole election of CIT, immediately due and payable as provided in the Financing Agreement.

                                 RONSON CORPORATION


                                 By:      /s/ Louis V. Aronson II
                                          -------------------------------------
                                 Name:    Louis V. Aronson II
                                 Title:   President and Chief Executive Officer

                                 RONSON CONSUMER PRODUCTS
                                 CORPORATION


                                 By:      /s/ Louis V. Aronson II
                                          -------------------------------------
                                 Name:    Louis V. Aronson II
                                 Title:   President and Chief Executive Officer

                                 RONSON AVIATION, INC.


                                 By:      /s/ Louis V. Aronson II
                                          -------------------------------------
                                 Name:    Louis V. Aronson II
                                 Title:   President and Chief Executive Officer